SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


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                        Massachusetts Fincorp, Inc.
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              (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                         MASSACHUSETTS FINCORP, INC.
                              70 Quincy Avenue
                         Quincy, Massachusetts 02169
                               (617) 825-5555

                                                              April 7, 2000

Dear Fellow Shareholders,

      Thank you so much for your tremendous support. It is clear that you understand the importance of our election; and we appreciate the strong statement that you are sending that this is NOT the time to be pressured to sell your community institution.

We understand that for some of you, this may be your first proxy fight and that there is some confusion as to how to vote your support for management. In order to support your local management and directors, please mark the "for" box on the BLUE proxy card enclosed, sign and date the card, and return it in the envelope provided.

Even if you have already voted, mark the "for" box on the BLUE proxy card enclosed, sign and date the card, and return it in the envelope provided. Throw away any white cards which you may receive.

           REMEMBER: ONLY THE LAST PROXY CARD YOU VOTE WILL COUNT.


           WHO ARE THESE OUTSIDERS, WHAT ARE THEIR QUALIFICATIONS,
                   AND WHY DO THEY WANT TO SELL YOUR BANK?

Mr. Buck is described as a 35 year old CPA from Allentown, Pennsylvania. He is not described as having any board or banking experience. The 250 shares he owns were purchased only 18 days before he was nominated by Mark Jaindl.

Mr. Schantz is described as a 36 year old consultant from Orefield, Pennsylvania, who has board experience with the YMCA and as a trustee of a school in Allentown, Pennsylvania. The 100 shares he owns were purchased only 3 days before he was nominated by Mark Jaindl.

Mr. Jaindl is described as a 40 year old President and Chief Executive Officer of American Bank of Allentown, Pennsylvania since 1997. American Bank markets itself as "America's first 'nationwide' community Bank" and therefore is a COMPETITOR OF YOUR BANK.

Mr. Jaindl wants to run your bank, but what is his performance record? Compare our performance with Mr. Jaindl's American Bank. You be the judge.

                                 American Bank              Massachusetts Co-operative Bank
                       --------------------------------     -------------------------------
                         1997         1998        1999        1997        1998        1999
                         ----         ----        ----        ----        ----        ----

Return on assets        -5.32%       -2.54%      -0.13%       0.71%       0.41%       0.59%
Return on equity       -10.61%      -13.19%      -1.12%       7.67%       4.67%       6.56%
Efficiency ratio       294.16%      146.58%      93.65%      84.64%      85.58%      80.12%

Source: Federal Deposit Insurance Corporation Individual Bank Statistics

What Mr. Jaindl has not told you is that we not only have outperformed his competing bank, but Mr. Jaindl's bank has lost money every year it has been in business!

Both Banks are similarly sized institutions, which have taken on aggressive growth strategies.

                                American Bank              Massachusetts Co-operative Bank
                       -------------------------------     -------------------------------
                        1997        1998        1999         1997        1998        1999
                        ----        ----        ----         ----        ----        ----

Assets                 21,148      73,510      112,333      54,629      72,096      96,443
Asset Growth                       52,362       38,823                  17,467      24,347

Source: Federal Deposit Insurance Corporation Individual Bank Statistics

JUDGE FOR YOURSELF

                              RETURN ON ASSETS

Graph Omitted


                              RETURN ON EQUITY

Graph Omitted


                              EFFICIENCY RATIO
                              Lower is better

Graph Omitted


THE OUTSIDER GROUP WANTS TO SELL THE BANK.

DON'T BE MISLED. DON'T SELL THE FUTURE OF YOUR COMPANY SHORT BY VOTING FOR MESSRS. JAINDL, BUCK AND SCHANTZ. DO NOT RETURN ANY WHITE PROXY CARD YOU RECEIVE.

VOTE FOR YOUR BOARD'S NOMINEES BY COMPLETING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY EVEN IF YOU HAVE ALREADY RETURNED ANOTHER CARD PREVIOUSLY!

Sincerely,

/s/ Paul C. Green                      /s/ John P. O'Hearn, Jr.
-----------------------------------    ------------------------------------
Paul C. Green                          John P. O'Hearn, Jr., Director
Chairman of the Board, President
and CEO

/s/ John R. Byrne                      /s/ Robert H. Quinn, Director
-----------------------------------    ------------------------------------
John R. Byrne, Director                Robert H. Quinn, Director

/s/ Richard F. Cahill                  /s/ John J. Sousa, Jr., Director
-----------------------------------    ------------------------------------
Richard F. Cahill, Director            John J. Sousa, Jr., Director

/s/ W. Craig Dolan                     /s/ Joseph W. Sullivan, Director
-----------------------------------    ------------------------------------
W. Craig Dolan, Director               Joseph W. Sullivan, Director

/s/ John E. Hurley, Jr.                /s/ Diane Valle
-----------------------------------    ------------------------------------
John E. Hurley, Jr., Director          Diane Valle, Director

/s/ Robert E. McGovern
-----------------------------------
Robert E. McGovern, Director


                                  Important

If you own shares in the name of a bank, broker or other nominee, please contact the person responsible for your account and direct them to vote 'FOR' your Board's nominees on the BLUE proxy card.

If you have any questions on how to vote your shares, please call our proxy solicitor, Regan & Associates, Inc. at 1-800-737-3426 or call the Bank at
(617) 825-5555 and ask the operator to transfer you to your local branch manager.